                                                                    Exhibit 20
                                                                        PAGE 1
MELLON BANK
10-NOV-98

                     MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                       MONTHLY SERVICER REPORT -- INPUT PAGE

DEAL SUMMARY
------------
Portfolio Balance as of Cut-Off Date                          $703,999,938.32                             100.00%
Seller Interest as of Cut-Off Date                             $53,999,938.32                               7.67%
Minimum Seller Interest as of Cut-Off Date                     $14,079,998.77                               2.00%
Original Invested Amount                                      $650,000,000.00                              92.33%

ORIGINAL INVESTED AMOUNT PRINCIPAL BALANCE
    Class A                                                   $508,625,000.00                              78.25%
    Class B-1                                                  $60,125,000.00                               9.25%
    Class B-2                                                  $81,250,000.00                              12.50%
                                                             ----------------                             -------
TOTAL                                                         $650,000,000.00                             100.00%

SPREAD ACCOUNT AND CLASS A RESERVE ACCOUNT
Spread Account Maximum                                         $30,875,000.00                               4.75%
Spread Account Floor                                            $3,250,000.00                               0.50%
Initial Deposit                                                 $6,500,000.00                               1.00%

Reserve Account Maximum                                         $3,250,000.00                               0.50%
Initial Deposit                                                 $3,250,000.00                               0.50%

Total Spread Account and Class A
     Reserve Account as of Cut-Off Date                         $9,750,000.00                               1.50%


INPUTS FROM PREVIOUS SERVICER REPORTS
-------------------------------------
Ending Portfolio Balance                                      $578,440,905.26

  Class A Principal Balance                                   $338,857,200.85
  Class B-1 Principal Balance                                  $40,056,602.02
  Class B-2 Principal Balance                                  $54,130,543.27
                                                              ---------------
TOTAL                                                         $433,044,346.14

Ending Seller Interest                                        $145,396,559.12

Investor Percentage of Interest Collections
    and Charge-Offs                                                                                        74.86%
Seller Interest Percentage of Interest Collections
    and Charge-Offs                                                                                        25.14%
Investor Percentage of Principal Collections
    at End of Revolving Period                                                                             97.43%
Seller Interest Percentage of Principal Collections
    at End of Revolving Period                                                                              2.57%
Ending Spread Account Balance                                  $30,875,000.00
Ending Class A Reserve Account Balance                          $3,250,000.00

Ending Cumulative Portfolio Charge-Offs                           $916,014.28
Investor Percentage of Interest Collections                                                                74.86%
Seller Interest Percentage of Interest Collections                                                         25.14%

Servicing Fee                                                     $241,017.04                               0.50%
Excess Funding Account Balance                                          $0.00

CURRENT MONTH INTEREST SUMMARY
------------------------------
Current Monthly Certificate Rate
    Class A                                                           5.59859%
    Class B-1                                                         5.70859%
    Class B-2                                                         5.82859%
Reinvestment Rate for Deposit Amounts                                 4.84170%       (Dreyfus Treasury Cash Mgmt)

Beginning of Interest Period                                        15-Oct-98
End of Interest Period                                              15-Nov-98
Days in Interest Period                                                    32
Beginning of Collection Period                                       1-Oct-98
End of Collection Period                                            31-Oct-98
Distribution Date                                                   16-Nov-98
Revolving Period (Y=1/N=2)                                                  2
Pay Out Event (Y=1/N=2)                                                     2

MONTHLY ACCOUNT ACTIVITY
------------------------                                           Number of Loans                  Dollars
                                                                   ---------------                  -------
Ending Portfolio Balance                                               32,714                    $578,440,905.26
New Principal Draws                                                        --                     $15,901,053.54
Portfolio Charge-Offs                                                       6                         $90,832.09
Net Liquidation Proceeds                                                   --                              $0.00
Spread Account and Class A Reserve Account
    Investment Income                                                      --                        $140,326.36
Collection Account Investment Income                                       --                              $0.00
Additional Accounts                                                         0                              $0.00
Removed Accounts                                                                                           $0.00

Total Principal Collections                                                --                     $27,167,900.10
Total Interest Collections                                                 --                      $4,454,280.45
Portfolio Recoveries                                                        0                              $0.00
Representation and Warranty Repurchases                                    10                        $318,337.12

Total Collections                                                                                 $31,940,517.67


PORTFOLIO DELINQUENCY DATA AT END OF COLLECTION PERIOD
------------------------------------------------------
                                                                  Number of Loans                     Dollars
                                                                  ---------------                     -------
1-29 Days Delinquent                                                      897                     $21,918,778.00
30-59 Days Delinquent                                                      78                      $1,582,948.00
60-89 Days Delinquent                                                      25                        $697,509.00
90 Days or More Delinquent                                                 15                        $491,892.00
Defaulted Mortgage Loans                                                   57                      $1,772,812.00
                                                                          ---                     --------------
Total                                                                   1,072                     $26,463,939.00





                                                                  %  Number of Loans                     %  Dollars
                                                                  ------------------                     ----------
1-29 Days Delinquent                                                     2.74%                              3.79%
30-59 Days Delinquent                                                    0.24%                              0.27%
60-89 Days Delinquent                                                    0.08%                              0.12%
90 Days or More Delinquent                                               0.05%                              0.09%
Defaulted Mortgage Loans                                                 0.17%                              0.31%
                                                                         -----                              -----
TOTAL                                                                    3.28%                              4.58%

                                                                         PAGE 2
MELLON BANK, N.A. -- SERVICER
10-NOV-98

                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                MONTHLY SERVICER REPORT -- ALLOCATION OF COLLECTIONS


ALLOCATION OF INTEREST COLLECTIONS
----------------------------------
Total Interest Collections                                      $4,454,280.45

INVESTOR PORTION
----------------
Investor Portion of Interest Collections                        $3,334,655.19
Investor Portion of Recoveries                                          $0.00
                                                                       ------
Total Investor Interest Collections                             $3,334,655.19


CERTIFICATE INTEREST ON INVESTOR CERTIFICATE
    PRINCIPAL BALANCE
   Class A                                                      $1,686,331.14
   Class B-1                                                      $203,259.30
   Class B-2                                                      $280,448.66
                                                                -------------
TOTAL                                                           $2,170,039.11

Investor Portion of Servicing Fee                                 $180,435.14
Investor Portion of Charge-Offs Paid
    to Investor                                                    $68,000.59
                                                                -------------
Remaining Investor Interest Collections                           $916,180.34

Investor Interest Collections Paid to Spread Account                    $0.00


SELLER INTEREST PORTION
-----------------------
Seller Interest Portion of Interest Collections                 $1,119,625.26
Seller Interest Portion of Recoveries                                   $0.00
                                                                       ------
Total Seller Interest Interest Collections                      $1,119,625.26

Total Interest Collections Paid to Seller                       $1,119,625.26


ALLOCATION OF PRINCIPAL COLLECTIONS
-----------------------------------
Revolving Period
----------------
Total Principal Collections                                             $0.00
Principal Collections Reinvested in Additional Balances                 $0.00
Net Principal Allocation                                                $0.00

Portion of Net Principal Allocation Paid to Seller                      $0.00

Portion of Net Principal Allocation Deposited
  into Excess Funding Account                                           $0.00
Total Principal Collections Paid to Certificateholders                  $0.00

Principal Collections Paid to Seller                                    $0.00

Amortization Period
-------------------
Total Principal Collections                                    $27,167,900.10
Certificate Principal Collections                              $26,469,685.07
Principal Collections Paid to Holder of Seller Interest           $698,215.03


SPREAD ACCOUNT AND CLASS A RESERVE ACCOUNT BALANCE
--------------------------------------------------
Beginning Spread Account and Class A Reserve Balance           $34,125,000.00
Investor Interest Collections Paid                                      $0.00
Investment Income (including Reserve Account Income)                    $0.00
                                                                        -----
Spread Account and Class A Reserve Balance                     $34,125,000.00

Spread Account and Class A Reserve Maximum                     $34,125,000.00
Spread Account Floor                                            $3,250,000.00
Maximum of Spread and Reserve Maximum and Floor                $34,125,000.00
Ending Spread Account and Class A Reserve Balance              $34,125,000.00

Excess Interest Collections Distributed to Seller                 $916,180.34

                                                                         PAGE 3
10-NOV-98
                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                   MONTHLY SERVICER REPORT -- RESULTS SUMMARY

   PORTFOLIO BALANCE
   -----------------
   Beginning Portfolio Balance                                  $578,440,905.26
   Total Principal Collections                                   $27,167,900.10
   New Principal Draws                                           $15,901,053.54
   Additional Accounts                                                    $0.00
   Representation & Warranty Repurchases                            $318,337.12
   Portfolio Charge-Offs                                             $90,832.09
   Portfolio Recoveries                                                   $0.00
                                                                        -------
   Ending Portfolio Balance                                     $566,764,889.49

   Excess Funding Account Balance                                         $0.00

   INVESTOR CERTIFICATE PRINCIPAL BALANCE
   --------------------------------------
   Beginning Investor Certificate Principal Balance             $433,044,346.14
   Investor Portion of Charge-Offs                                   $68,000.59
   Reimbursement of Charge-Offs                                           $0.00
   Principal Distributions                                       $26,469,685.07
                                                                 --------------
   Ending Investor Certificate Principal Balance                $406,574,661.07

   SELLER INTEREST BALANCE
   -----------------------
   Beginning Seller Interest Balance                            $145,396,559.12

   Ending Seller Interest Balance                               $160,190,228.42

   INPUTS FOR NEXT MONTH'S SERVICER REPORT
   ---------------------------------------
   Ending Portfolio Balance                                     $566,764,889.49
     Class A Principal Balance                                  $318,144,672.29
     Class B-1 Principal Balance                                 $37,608,156.15
     Class B-2 Principal Balance                                 $50,821,832.63
                                                                 --------------
   TOTAL                                                        $406,574,661.07

   Ending Investor Certificate Principal Balance                $406,574,661.07

   Ending Seller Interest Principal Balance                     $160,190,228.42

   Investor Floating Allocation Percentage                               71.74%

   Seller Interest Floating Allocation Percentage                        28.26%

   Investor Fixed Allocation Percentage                                  97.43%

   Seller Interest Fixed Allocation Percentage                            2.57%

   Ending Spread Account and Reserve Account Balance             $34,125,000.00
   Portfolio Charge-Offs                                             $90,832.09
   Investor Interest Collections                                  $3,334,655.19

   Revolving Period (Y=1/N=2)                                                 2
   Pay Out (Y=1/N=2)                                                          2

   DEFAULTED MORTGAGE AND CHARGE-OFF ACTIVITY
   ------------------------------------------
   Investor Charge-Off Amount                                        $68,000.59

   SERVICING FEE
   -------------
   Investor Portion of Servicing Fee                                $180,435.14
   Collection Account Investment Income                                   $0.00
                                                                          -----
   Total Servicing Fee and Collection Account
       Investment Income Paid to Servicer                           $180,435.14

   POOL FACTOR
   -----------
   Original Investor Certificate Principal Balance              $650,000,000.00
   Ending Investor Certificate Principal Balance                $406,574,661.07

   Ending Class A Pool Factor                                         0.6254995
   Ending Class B-1 Pool Factor                                       0.6254995
   Ending Class B-2 Pool Factor                                       0.6254995

   PAYOUT EVENTS
   -------------                                              (Y=1/N=2)
1. Breach of material covenant or agreement                                   2
2. Materially incorrect Representation or
    Warranty and not corrected in 60 days                                     2
3. Insolvency or Receivership of the Bank                                     2
4. Trust becomes an "investment company" under the
    Investment Company Act of 1940, as Amended                                2
5. Occurrence of Servicer Termination Event                                   2
6. Aggregate Liquidation Loss Amounts exceeds 1.25%
    of the Cut-off Date Pool Balance                                          2
7. Excess Spread Amount Average is less than zero                             2

MELLON BANK, N.A.
10-NOV-98

                            MONTHLY SERVICER REPORT

                       MELLON BANK HOME EQUITY LOAN TRUST

  HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1 -- INVESTOR REPORT

The undersigned, a duly authorized representative of Mellon Bank, N.A. (the "Seller"), as Servicer under the Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), between Mellon Bank, N.A., as Seller and Servicer, and The Bank of New York, as Trustee, do hereby certify in this Report, for the Collection Period beginning October 1, 1998 and ending October 31, 1998 and the Interest Period beginning October 15, 1998 and ending November 15, 1998, with a related Distribution Date of November 16, 1998, as follows.

Capitalized terms used in the Monthly Servicer Report (the "Report") have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement. This Report is delivered pursuant to Section 5.03 of the Agreement.

(i)     The Floating Allocation Percentage with respect to the preceding Collection Period:
        (a)  Certificateholders                                                                               74.86%
        (b)  Seller Interest                                                                                  25.14%

(ii)    The Fixed Allocation Percentage with respect to the preceding Collection Period:
        (a)  Certificateholders                                                                               97.43%
        (b)  Seller Interest                                                                                   2.57%

(iii)   Certificate Interest Collections with respect to the preceding Collection Period:             $3,334,655.19

(iv)    Certificate Interest Collections being distributed to Certificateholders of each Class of Certificates on account of interest:
        Class A                                                                                       $1,686,331.14
        Class B-1                                                                                       $203,259.30
        Class B-2                                                                                       $280,448.66

(v)     The amount of current interest included in such distribution and the related Certificate
        Rate for each Class of Certificates:                                                             Interest         Rate
                                                                                                         --------         ----
        Class A                                                                                       $1,686,331.14     5.59859%
        Class B-1                                                                                       $203,259.30     5.70859%
        Class B-2                                                                                       $280,448.66     5.82859%

(vi)    The amount of overdue accrued interest included in such distribution (and the amount of interest thereon):
        Class A                                                                                               $0.00
        Class B-1                                                                                             $0.00
        Class B-2                                                                                             $0.00

(vii)   The amount, if any, of the remaining overdue and accrued interest for each Class after giving effect to such distribution:
        Class A                                                                                               $0.00
        Class B-1                                                                                             $0.00
        Class B-2                                                                                             $0.00

(viii)  Carryover Amount for each Class as of the preceding Distribution Date (after giving effect to all distributions on such preceding Distribution Date):
        Class A                                                                                               $0.00
        Class B-1                                                                                             $0.00
        Class B-2                                                                                             $0.00

MELLON BANK, N.A.
10-NOV-98

                            MONTHLY SERVICER REPORT

                       MELLON BANK HOME EQUITY LOAN TRUST

  HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1 -- INVESTOR REPORT

(ix)     The portion of such distribution representing payment of outstanding Carryover Amounts:
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(x)      Carryover Amount for each Class after giving effect to the distributions referred to in (ix):
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xi)     The amount of unreimbursed Liquidation Loss Amounts as of the preceding Distribution Date
         (after giving effect to all distributions on such preceding Distribution Date):
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xii)    The aggregate Liquidation Loss Amounts for the preceding Collection Period:                                      $0.00

(xiii)   The portion of such Liquidation Loss Amounts for the preceding Collection Period allocated to each Class:
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xiv)    The portion of such distribution of Certificate Interest Collections representing payment of outstanding Liquidation Loss Amounts:
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xv)     The Amount of unreimbursed Liquidation Loss Amounts for each Class after giving effect to the distributions and allocations referred to in (xiv):
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xvi)    The amount of the Interest Deficiency for each Class with respect to such Distribution Date:
         Class A                                                                                                          $0.00
         Class B-1                                                                                                        $0.00
         Class B-2                                                                                                        $0.00

(xvii)   Certificate Interest Collections otherwise allocable to the Class B-1 Certificateholders applied to
         pay any Class A Interest Deficiency:                                                                             $0.00

(xviii)  Certificate Interest Collections otherwise allocable to the Class B-2 Certificateholders applied to pay any Class A Interest Deficiency or Class B-1 Interest Deficiency:
         (a) to pay Class A Interest Deficiency                                                                           $0.00
         (b) to pay Class B-1 Interest Deficiency                                                                         $0.00

MELLON BANK, N.A.
10-NOV-98

                            MONTHLY SERVICER REPORT

                       MELLON BANK HOME EQUITY LOAN TRUST

  HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1 -- INVESTOR REPORT

(xix)    The outstanding Interest Subordination Amounts as of the preceding Distribution Date
         (after giving effect to all distributions on such preceding Distribution Date):
         (a)  Class B-1 Interest Subordination Amount                                                                     $0.00
         (b)  Class B-2 Interest Subordination Amount                                                                     $0.00

(xx)     The portion of Certificate Interest Collections distributed on such Distribution
         Date to reimburse outstanding Interest Subordination Amounts:
         (a)  to Class B-1 Certificateholders                                                                             $0.00
         (b)  to Class B-2 Certificateholders                                                                             $0.00

(xxi)    The outstanding Interest Subordination Amount for each Class after giving effect to the distributions referred to in (xx):
         (a)  Class B-1 Interest Subordination Amount                                                                     $0.00
         (b)  Class B-2 Interest Subordination Amount                                                                     $0.00

(xxii)   The outstanding Principal Subordination Amounts as of the preceding Distribution Date (after giving effect to all distributions on such Distribution Date):
         (a)  Class B-1 Principal Subordination Amount                                                                    $0.00
         (b)  Class B-2 Principal Subordination Amount                                                                    $0.00

(xxiii)  The portion of Certificate Interest Collections reinvested or distributed on such Distribution
         Date to reimburse outstanding Principal Subordination Amounts:
         (a)  to Class B-1 Certificateholders                                                                             $0.00
         (b)  to Class B-2 Certificateholders                                                                             $0.00

(xxiv)   The outstanding Principal Subordination Amount for each Class after giving effect to the reinvestments or distributions referred to in (xxiii):
         (a)  Class B-1 Principal Subordination Amount                                                                    $0.00
         (b)  Class B-2 Principal Subordination Amount                                                                    $0.00

(xxv)    Total Principal Collections for the preceding Collection Period:                                        $27,167,900.10

(xxvi)   The amount of any Transfer Deposit Amount included in the Principal Collections for the
         preceding Collection Period:                                                                                     $0.00

(xxvii)  During the Revolving Period, the portion of such Principal Collections reinvested in
         Additional Balances:                                                                                             $0.00

(xxviii) During the Revolving Period, the Net Principal Allocation with respect to the
         preceding Collection Period:                                                                                     $0.00

(xxix)   During the Revolving Period, the portion of the Net Principal Allocation:
         (a)  Distributed to the Seller                                                                                   $0.00
         (b)  Reinvested in Additional Mortgage Loans                                                                     $0.00
         (c)  Deposited in the Excess Funding Account                                                                     $0.00

(xxx)    During the Amortization Period, the Certificate Principal Collections for the preceding
         Collection Period:                                                                                      $26,469,685.07


MELLON BANK, N.A.
10-NOV-98

                            MONTHLY SERVICER REPORT

                       MELLON BANK HOME EQUITY LOAN TRUST

  HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1 -- INVESTOR REPORT



(xxxi)    During the Amortization Period, the portion of Certificate Principal
          Collections distributed to each Class:
          Class A                                                                              $20,712,528.57
          Class B-1                                                                             $2,448,445.87
          Class B-2                                                                             $3,308,710.63

(xxxii)   During the Amortization Period, the portion of Principal Collections
          for the preceding Collection Period distributed to Seller:                              $698,215.03
                                                                                                                     Certificate
                                                                                                                     -----------
(xxxiii)  The Invested Amount and the Certificate Principal Balance for each Class of         Invested Amount     Principal Balance
          Certificates, each after giving effect to such distribution and any allocations     ---------------     -----------------
          of Liquidation Loss Amounts:
          Class A                                                                             $338,857,200.85     $318,144,672.29
          Class B-1                                                                            $40,056,602.02      $37,608,156.15
          Class B-2                                                                            $54,130,543.27      $50,821,832.63


(xxxiv)   The Pool Principal Balance as of the end of the preceding Collection Period:        $566,764,889.49

(xxxv)    The amount on deposit in the Excess Funding Account as of the end of
          the preceding Collection Period:                                                              $0.00

(xxxvi)   The Seller Interest as of the end of the preceding Collection Period:               $160,190,228.42


(xxxvii)  The number and aggregate Principal Balances of Mortgage Loans as to which the
          minimum monthly payment is past due as of the preceding Collection Period for:      Number of Loans          Balance
                                                                                              ---------------          -------
          (a)  1-29 days                                                                                  897      $21,918,778.00
          (b)  30-59 days                                                                                  78       $1,582,948.00
          (c)  60-89 days                                                                                  25         $697,509.00
          (d)  90-119 days                                                                                 15         $491,892.00
          (e)  120 days or more                                                                            57       $1,772,812.00

                                                                                              Number of Loans          Balance
(xxxviii) The number and aggregate Principal Balances of all Mortgage Loans in foreclosure    ---------------          -------
          as of the end of such Collection Period:                                                         78       $2,411,525.00

(xxxix)   The book value (within the meaning of 12 C.F.R. 571.13 or any comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure: $304,599.99

(xl)      The Servicing Fee for such Distribution Date:                                           $180,435.14

(xli)     The Spread Account Balance as of the end of the preceding Collection Period:         $30,875,000.00

(xlii)    The amount deposited in the Spread Account on such Distribution Date:                         $0.00

(xliii)   The amount withdrawn from the Spread Account on such Distribution Date:
          (a)  to pay Class A Certificateholders                                                        $0.00
          (b)  to pay Class B-1 Certificateholders                                                      $0.00
          (c)  to pay Class B-2 Certificateholders                                                      $0.00
          (d)  to be released to the Seller                                                       $916,180.34

MELLON BANK, N.A.
10-NOV-98
                            MONTHLY SERVICER REPORT

                       MELLON BANK HOME EQUITY LOAN TRUST

  HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1 -- INVESTOR REPORT


(xliv)    The Spread Account Balance after giving effect to all deposits and
          withdrawals on such Distribution Date:                                                                $30,875,000.00

(xlv)     The Required Spread Account Balance on such Distribution Date:                                        $30,875,000.00

(xlvi)    The Reserve Account Balance as of the end of the preceding Collection
          Period:                                                                                                $3,250,000.00

(xlvii)   The amount deposited in the Class A Reserve Account on such Distribution Date:                                 $0.00

(xlviii)  The amount withdrawn from the Class A Reserve Account on such Distribution Date:
          (a)  to pay Class A Certificateholders                                                                         $0.00
          (b)  to be released to the Seller                                                                              $0.00

(xlix)    The Class A Reserve Account Balance after giving effect to all deposits and withdrawals on
          such Distribution Date:                                                                                $3,250,000.00

(xlx)     The Required Reserve Account Balance on such Distribution Date:                                        $3,250,000.00


Mellon Bank, N.A.

by:  PATRICK RYAN
     ------------
     Patrick Ryan
     Vice President

10-NOV-98

                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                            MONTHLY SERVICER REPORT

The undersigned, a duly authorized representative of Mellon Bank, N.A. (the "Seller"), as Servicer under the Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Agreement"), between Mellon Bank, N.A., as Seller and Servicer, and The Bank of New York, as Trustee, do hereby certify in this Report, for the Collection Period beginning October 1, 1998 and ending October 31, 1998 and the Interest Period beginning October 15, 1998 and ending November 15, 1998, with a related Distribution Date of November 16, 1998 as follows.

Capitalized terms used in the Monthly Servicer Report (the "Report") have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement. This Report is delivered pursuant to Section 4.01 of the Agreement.

(i)    The aggregate amount of collections on the Mortgage Loans in respect of such Collection Period:             $31,940,517.67

(ii)   The aggregate amount of:
       (a)  Interest Collections for such Collection Period                                                         $4,454,280.45
       (b)  Principal Collections for such Collection Period                                                       $27,167,900.10

(iii)  The aggregate amount of Additional Balances created during the preceding Collection Period:                 $15,901,053.54

(iv)   The Floating Allocation Percentage with respect to the preceding Collection Period:
       (a)  Certificateholders                                                                                              74.86%
       (b)  Seller Interest                                                                                                 25.14%

(v)    The Fixed Allocation Percentage with respect to the preceding Collection Period:
       (a)  Certificateholders                                                                                              97.43%
       (b)  Seller Interest                                                                                                  2.57%

(vi)   Certificate Interest Collections with respect to the preceding Collection Period:                            $3,334,655.19


(vii)  Interest Collections with respect to the preceding Collection Period payable to the Seller:                  $1,119,625.26

(viii) During the Revolving Period, the portion of Principal Collections reinvested in Additional Balances:                 $0.00

(ix)   During the Revolving Period, the Net Principal Allocation with respect to the preceding Collection Period:           $0.00

(x)    During the Revolving Period, the portion of the Net Principal Allocation:
       (a)  Distributed to the Seller                                                                                       $0.00
       (b)  Reinvested in Additional Mortgage Loans                                                                         $0.00
       (c)  Deposited in the Excess Funding Account                                                                         $0.00

(xi)   During the Amortization Period, the Certificate Principal Collections for the preceding Collection Period:  $26,469,685.07

(xii)  During the Amortization Period, the portion of Principal Collections for the preceding Collection Period
       distributed to the Seller:                                                                                     $698,215.03

(xiii) (a)  The Class A Certificate Rate for the related interest period.                                                 5.59859%
       (b)  The Class B-1 Certificate Rate for the related interest period.                                               5.70859%
       (c)  The Class B-2 Certificate Rate for the related interest period.                                               5.82859%


10-NOV-98

                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                            MONTHLY SERVICER REPORT




(xiv)   The amount of Certificate Interest allocable to each Class of Certificates:
        Class A                                                                                                     $1,686,331.14
        Class B-1                                                                                                     $203,259.30
        Class B-2                                                                                                     $280,448.66

(xv)    The portion of such distribution representing payment of outstanding Carryover Amounts:
        Class A                                                                                                             $0.00
        Class B-1                                                                                                           $0.00
        Class B-2                                                                                                           $0.00

(xvi)   The portion of the Unpaid Certificate Interest Shortfall, if any, with respect to each Class of
        Certificates plus, if legally permissible, interest thereon at the related Certificate Rate applicable from time to time (separately stated) to be distributed on such Distribution Date:
        (a)  Class A                                                                                                        $0.00
        (b)  Class B-1                                                                                                      $0.00
        (c)  Class B-2                                                                                                      $0.00

(xvii)  The Unpaid Certificate Interest Shortfall, if any, with respect to each Class of Certificates remaining after the distribution on such Distribution Date:
        (a)  Class A                                                                                                        $0.00
        (b)  Class B-1                                                                                                      $0.00
        (c)  Class B-2                                                                                                      $0.00

(xviii) The amount required to be paid by the Seller or the Servicer pursuant to:
        (a)  Section 2.02                                                                                                   $0.00
        (b)  Section 2.04                                                                                                   $0.00
        (c)  Section 3.01                                                                                                   $0.00

(xix)   The Servicing Fee for such Collection Period:                                                                 $241,017.04

(xx)    The portion of the Servicing Fee payable to the Trustee:                                                            $0.00

(xxi)   The accrued and unpaid Servicing Fees for previous Collection Periods:                                              $0.00

(xxii)  (a)  The aggregate of Liquidation Loss Amounts (net of Charge Off Amounts) for such Collection Period:              $0.00
        (b)  The aggregate of Charge Off Amounts for such Collection Period:                                           $90,832.09

(xxiii) (a)  The Pool Balance as of the end of the preceding Collection Period:                                   $566,764,889.49
        (b)  The Pool Balance as of the end of the second preceding Collection Period:                                      $0.00

(xxiv)  The amount on deposit in the Excess Funding Account as of the preceding Distribution Date:                          $0.00

(xxv)   (a)  The Invested Amount after giving effect to all distributions and allocations on such
             Distribution Date:                                                                                   $650,000,000.00
        (b)  The Class A Invested Amount                                                                          $338,857,200.85
        (c)  The Class B-1 Invested Amount                                                                         $40,056,602.02
        (d)  The Class B-2 Invested Amount                                                                         $54,130,543.27



10-NOV-98

                   MELLON BANK HOME EQUITY LOAN TRUST 1996-1

                            MONTHLY SERVICER REPORT


(xxvi)  The Class Certificate Principal Balance for each Class of Certificates after giving effect to the distribution on such Distribution Date:
        (a)  Class A                                                                             $318,144,672.29
        (b)  Class B-1                                                                            $37,608,156.15
        (c)  Class B-2                                                                            $50,821,832.63

(xxvii) The Pool Factor for each Class after giving effect to all distributions and allocations on such Distribution Date:
        (a)  Class A Pool Factor                                                                       0.6254995
        (b)  Class B-1 Pool Factor                                                                     0.6254995
        (c)  Class B-2 Pool Factor                                                                     0.6254995

(xxviii) The number and aggregate Principal Balances of Mortgage Balances of Mortgage Loans
         as to which the Minimum Monthly Payment is delinquent for:
                                                                                                      Number           Balance
                                                                                                      ------           -------
         (a) 1-29 days                                                                                       897    $21,918,778.00
         (b) 30-59 days                                                                                       78     $1,582,948.00
         (c) 60-89 days                                                                                       25       $697,509.00
         (d) 90-180 days                                                                                      30       $846,615.00
         (e) 180 or more days                                                                                 36     $1,113,489.01
         (f) that have become REO, in each case as of the end of the
             preceding Collection Period                                                                       6       $304,599.99

(xxix)   Whether an Payout Event has occurred since the prior Determination Date,
         specifying each such Payout Event if one has occurred:                                               No

(xxx)    Whether an Event of Default has occurred since the prior Determination Date,
         specifying each such Event of default if one has occurred:                                           No

(xxxi)   The amount to be distributed to the Seller pursuant to Section 5.01 (a)(x):                 $916,180.34

(xxxii)  The Maximum Loan Rate for the related Collection Period:                                           8.55%

(xxxiii) The Minimum Seller Interest as of the end of the preceding Collection Period:            $11,335,297.79

(xxxiv)  The Seller Interest on such Distribution Date:                                          $160,190,228.42


Mellon Bank, N.A.

by: PATRICK RYAN
    ------------
    Patrick Ryan
    Vice President